SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 25, 2000


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                     33-95932, 333-8733, 333-33493
                       333-48327, 333-63549
Delaware                      333-72661                        51-0368240

(State or other         (Commission File Number)            (I.R.S. Employee
jurisdiction of                                             Identification No.)
incorporation)


8400 Normandale Lake Boulevard                                 55437
Minneapolis, Minnesota                                       (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the September, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

1995-QS1  RALI
1996-QS1 RALI
1996-QS2 RALI
1996-QS3 RALI
1996-QS4 RALI
1996-QS5 RALI
1996-QS6 RALI
1996-QS7 RALI
1996-QS8 RALI
1997-QPCR1 RALI
1997-QPCR2 RALI
1997-QPCR3  RALI
1997-QS1 RALI
1997-QS10  RALI
1997-QS11  RALI
1997-QS12 RALI
1997-QS13  RALI
1997-QS2 RALI
1997-QS3 RALI
1997-QS4 RALI
1997-QS5 RALI
1997-QS6 RALI
1997-QS7 RALI
1997-QS8  RALI
1997-QS9 RALI
1998-QS1 RALI
1998-QS10  RALI
1998-QS11  RALI
1998-QS12  RALI
1998-QS13  RALI
1998-QS14 RALI
1998-QS15 RALI
1998-QS16 RALI
1998-QS17 RALI
1998-QS2 RALI
1998-QS3 RALI
1998-QS4 RALI
1998-QS5 RALI
1998-QS6 RALI
1998-QS7 RALI
1998-QS8 RALI
1998-QS9 RALI
1999-QS1 RALI
1999-QS10 RALI
1999-QS11 RALI


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1999-QS12   RALI
1999-QS13   RALI
1999-QS14   RALI
1999-QS15   RALI
1999-QS2    RALI
1999-QS3    RALI
1999-QS4    RALI
1999-QS5    RALI
1999-QS6    RALI
1999-QS7    RALI
1999-QS8    RALI
1999-QS9    RALI
2000-QS1    RALI
2000-QS2    RALI
2000-QS3    RALI
2000-QS4    RALI
2000-QS5    RALI
2000-QS6    RALI
2000-QS7    RALI
2000-QS8    RALI
2000-QS9    RALI


Item 7.  Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.


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                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By:     /s/  Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  September 25, 2000


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